Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
The information in the note below has been updated to reflect the retrospective accounting change described in Note 1.
Income tax expense was $382 million, $348 million, and $150 million in 2020, 2019 and 2018, respectively. The increase in tax expense in 2020 compared to 2019 is primarily due to changes in valuation allowance, legal entity restructuring tax benefits, and earnings dispersion related to the sale of Embraco.
The increase in tax expense in 2019 compared to 2018 is primarily due to higher earnings before tax, reduced foreign tax credits and the sale of Embraco, offset by net reductions in valuation allowances, and impacts from a legal entity restructuring. As part of ongoing efforts to reduce costs and simplify the Company's legal entity structure, the Company has completed a statutory legal entity restructuring within our EMEA business. The completion of the restructuring created a tax-deductible loss which was recognized in the fourth quarter of 2019, and resulted in a $147 million tax benefit.
The following table summarizes the difference between an income tax benefit at the United States statutory rate of 21% in 2020, 2019, and 2018, respectively, and the income tax expense at effective worldwide tax rates for the respective periods:

Millions of dollars	2020	2019	2018
Earnings (loss) before income taxes
United States	$1,020	$652	$775
Foreign	427	878	(750)
Earnings (loss) before income taxes	$1,447	$1,530	$25

Income tax (benefit) expense computed at United States statutory rate	$304	$321	$6
U.S. government tax incentives	(17)	(21)	(11)
Foreign government tax incentives, including BEFIEX	(20)	(13)	(21)
Foreign tax rate differential	30	70	(24)
U.S. foreign tax credits	(25)	(86)	(260)
Valuation allowances	15	(150)	75
State and local taxes, net of federal tax benefit	40	41	25
Foreign withholding taxes	8	54	24
U.S. tax on foreign dividends and subpart F income	34	67	72
Settlements and changes in unrecognized tax benefits	53	113	72
U.S. Transition Tax	—	26	40
Changes in enacted tax rates	(6)	42	(54)
Nondeductible goodwill	—	—	139
Nondeductible fines & penalties	—	—	30
Sale of Embraco	—	58	—
Legal entity restructuring tax impact	(82)	(147)	—
Other items, net	48	(27)	37
Income tax computed at effective worldwide tax rates	$382	$348	$150
Current and Deferred Tax Provision
The following table summarizes our income tax (benefit) provision for 2020, 2019 and 2018:

	2020		2019		2018
Millions of dollars	Current	Deferred	Current	Deferred	Current	Deferred
United States	$90	$81	$203	$69	$(70)	$130
Foreign	182	(24)	432	(406)	182	(119)
State and local	42	$11	42	$8	12	$15
	$314	$68	$677	$(329)	$124	$26
Total income tax expense		$382		$348		$150
United States Government Tax Legislation
On December 22, 2017, H.R.1 (the “Tax Cuts and Jobs Act”) was signed into law. Significant provisions impacting Whirlpool's 2017 and 2018 effective tax rate include the reduction in corporate tax rate from 35% to 21% effective in 2018, a one-time deemed repatriation (“Transition Tax”) on earnings of certain foreign subsidiaries that were previously tax deferred, and the creation of new taxes on certain foreign sourced earnings.
At December 31, 2017, pursuant to the SEC guidance under SAB118, the Company made a reasonable estimate of the provisional effects of the rate reduction on its existing deferred tax balances and the impact of the one-time Transition Tax. At December 31, 2018, the Company revised these estimated amounts and recognized an additional tax benefit in the amount of $54 million on the difference between the 2017 U.S. enacted tax rate of 35%, and the 2018 enacted tax rate of 21%, primarily related to a $350 million tax deductible pension plan contribution included on the Company's 2017 U.S. Corporation income tax return. The Company recognized additional tax expense of $95 million related to the Transition Tax, including $55 million of unrecognized tax benefits during the fourth quarter.
For the full year 2019, we recognized $26 million related to prior years resulting from the one time transition tax deemed repatriation on earnings of certain foreign subsidiaries that were previously tax deferred and related impacts. At December 31, 2019, we have recognized $299 million tax expense related to the Transition Tax, net of unrecognized tax benefits and other correlative adjustments. During 2019, the government issued additional clarifying regulations related to tax reform. As a result, the Company recorded an additional income tax liability related to an uncertain tax position in the amount of $117 million.
United States Tax on Foreign Dividends
We have historically reinvested all unremitted earnings of the majority of our foreign subsidiaries and affiliates, and therefore have not recognized any U.S. deferred tax liability on those earnings. However, upon the enactment of the Tax Cuts and Jobs Act, the unremitted earnings and profits of our foreign subsidiaries and affiliates, subsequent to 1986, are subject to U.S. tax under the Transition Tax provision. Under the Transition Tax provision, the Company recognized a deemed remittance of $3.5 billion. The Company had cash and cash equivalents of approximately $2.9 billion at December 31, 2020, of which $1.6 billion was held by subsidiaries in foreign countries. Our intent is to permanently reinvest substantially all of these funds outside of the United States and our current plans do not demonstrate a need to repatriate the cash to fund our U.S. operations. However, if these funds were repatriated, they would likely not be subject to United States federal income tax under the previously taxed income or the dividend exemption rules. We would likely be required to accrue and pay United States state and local taxes and withholding taxes payable to various countries. It is not practicable to estimate the tax impact of the reversal of the outside basis difference, or the repatriation of cash due to the complexity of its hypothetical calculation.
Valuation Allowances
At December 31, 2020, we had net operating loss carryforwards of $5.9 billion, $512 million of which were U.S. state net operating loss carryforwards. Of the total net operating loss carryforwards, $3.7 billion do not expire, with substantially all of the remaining carryforwards expiring in various years through 2037. At December 31, 2020, we had $680 million of United States general business credit carryforwards available to offset future payments of federal income taxes, expiring between 2030 and 2040.
We routinely review the future realization of deferred tax assets based on projected future reversal of taxable temporary differences, available tax planning strategies and projected future taxable income. We have recorded a valuation allowance to reflect the net estimated amount of certain deferred tax assets associated with net operating loss and other deferred tax assets we believe will be realized. Our recorded valuation allowance of $214 million at December 31, 2020 consists of $126 million of net operating loss carryforward deferred tax assets and $88 million of other deferred tax assets. Our recorded valuation allowance was $192 million at December 31, 2019 and consisted of $111 million of net operating loss carryforward deferred tax assets and $81 million of other deferred tax assets. The increase in our valuation allowance includes $15 million recognized in net earnings, with the remaining change related to reclassification within our net deferred tax asset. During 2019, the Company used proceeds from a bond offering to recapitalize various entities in EMEA which resulted in a reduction in the valuation allowance. In addition, the Company has established tax planning strategies and transfer pricing policies to provide sufficient future taxable income to realize these deferred tax assets. We believe that it is more likely than not that we will realize the benefit of existing deferred tax assets, net of valuation allowances mentioned above.
Deferred Tax Liabilities and Assets
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The following table summarizes the significant components of our deferred tax liabilities and assets at December 31, 2020 and 2019:

Millions of dollars	2020	2019
Deferred tax liabilities
Intangibles	$461	$439
Property, net	196	175
Right of use assets	265	238
Inventory Reserves	116	120
Other	252	215
Total deferred tax liabilities	$1,290	$1,187
Deferred tax assets
U.S. general business credit carryforwards, including Energy Tax Credits	$680	$787
Lease liabilities	275	242
Pensions	114	66
Loss carryforwards	1,336	1,226
Postretirement obligations	49	145
Foreign tax credit carryforwards	25	39
Research and development capitalization	121	133
Employee payroll and benefits	118	96
Accrued expenses	96	93
Product warranty accrual	76	78
Receivable and inventory allowances	112	72
Other	646	574
Total deferred tax assets	3,648	3,551
Valuation allowances for deferred tax assets	(214)	(192)
Deferred tax assets, net of valuation allowances	3,434	3,359
Net deferred tax assets	$2,144	$2,172
Unrecognized Tax Benefits
The following table represents a reconciliation of the beginning and ending amount of unrecognized tax benefits that if recognized would impact the effective tax rate, excluding federal benefits of state and local tax positions, and interest and penalties:

Millions of dollars	2020	2019	2018
Balance, January 1	$394	$278	$219
Additions for tax positions of the current year	17	20	21
Additions for tax positions of prior years	21	138	60
Reductions for tax positions of prior years	(2)	(26)	(5)
Settlements during the period	—	(4)	(8)
Lapses of applicable statute of limitation	(3)	(12)	(9)
Balance, December 31	$427	$394	$278
Interest and penalties associated with unrecognized tax benefits resulted in a net expense of $10 million at December 31, 2020, a net benefit of $(4) million and net expense of $2 million in 2019 and 2018, respectively. We have accrued a total of $52 million, $42 million and $46 million at December 31, 2020, 2019 and 2018, respectively.
It is reasonably possible that certain unrecognized tax benefits of $4 million could be settled with various related jurisdictions during the next 12 months.
We are in various stages of tax disputes (including audits, appeals and litigation) with certain governmental tax authorities. We establish liabilities for the difference between tax return provisions and the benefits recognized in our financial statements. Such amounts represent a reasonable provision for taxes ultimately expected to be paid, and may need to be adjusted over time as more information becomes known. We are no longer subject to any significant tax disputes (including audits, appeals and litigation) for the years before 2009 relating to US Federal income taxes and for the years before 2003 relating to any state, local or foreign income taxes.
Other Income Tax Matters
During its examination of Whirlpool’s 2009 U.S. federal income tax return, the IRS asserted that income earned by a Luxembourg subsidiary via its Mexican branch should be recognized as income on its 2009 U.S. federal income tax return. The Company believed the proposed assessment was without merit and contested the matter in United States Tax Court (U.S. Tax Court). Both Whirlpool and the IRS moved for partial summary judgment on this issue. On May 5, 2020, the U.S. Tax Court granted the IRS’s motion for partial summary judgment and denied Whirlpool’s. The Company has appealed the U.S. Tax Court decision to the United States Sixth Circuit Court of Appeals. The Company believes that it will be successful upon appeal and has not recorded any impact of the U.S. Tax Court’s decision in its consolidated financial statements.